Dreyfus

      California Municipal  Income, Inc.

      ANNUAL REPORT September 30, 2002


                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Additional Information

                            23   Important Tax Information

                            24   Proxy Results

                            25   Board Members Information

                            27   Officers of the Fund

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus California Municipal Income, Inc., covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer

The Dreyfus Corporation

October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform during the period?

For the 12-month period ended September 30, 2002, the fund achieved a total return of 4.14%.(1) Over the same period, the fund provided income dividends of $0.4560 per share, which is equal to a distribution rate of 5.49%.(2)

We attribute the fund's strong performance to declining interest rates, a weak economic recovery and surging demand for high quality, tax-exempt bonds from investors seeking investment alternatives to a sharply falling stock market. However, the fund was hurt by its holdings of tax-exempt bonds issued on behalf of airports and airlines, which were hard-hit by the September 11 terrorist attacks and subsequent economic weakness.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital. During periods of normal market conditions, the fund invests 100% of the value of its net assets in California municipal obligations. The fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond's structure, including paying close attention to a bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

those bonds with what we believe are comparable securities, albeit with yields that reflect the then current interest-rate environment. When we believe that an opportunity presents itself, we seek to upgrade the portfolio's investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund's performance?

When the reporting period began, the 2001 recession had just been intensified by the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board continued to reduce short-term interest rates aggressively, driving the federal funds rate to its lowest level in 40 years. Although lower interest rates effectively spurred consumer borrowing and spending, corporations continued to cancel or postpone their capital spending plans, and the 2002 economic recovery proved to be weaker and more uneven than most investors had expected.

In this environment of economic uncertainty, in our view California municipal bonds posted competitive returns. Tax-exempt bond prices were supported by surging demand from investors who flocked to municipal bonds as an alternative to a volatile stock market. When bond prices rise, yields generally fall.

The combination of a faltering U.S. economy and low interest rates caused the national supply of newly issued municipal bonds to rise sharply. However, the supply of California bonds rose only slightly during the reporting period. That' s because the state has been planning a series of sizeable bond issues, including transactions designed to reimburse its general fund for electricity purchases during the 2001 energy crisis. Consequently, the state and other California issuers have delayed some of their financing activities until the temporary surge in supply has been absorbed. As a result, demand for California bonds generally outpaced supply during the reporting period, supporting bond prices even further.


In this volatile market environment, we continued our efforts to seek investment opportunities consistent with the fund's investment objective and management policies. Because tax-exempt bond yields fell toward historical lows, we have recently found what we believe to be the most attractive relative values among single-A rated bonds from well-known issuers.

Because the 2001 recession adversely affected state income and capital gains tax revenues, we have generally avoided direct obligations of the California state government. Instead, we have turned to bonds from local issuers with stronger fiscal outlooks. However, the fund's existing holdings of airline and airport bonds continued to languish after being hard-hit by the September 11 terrorist attacks. In view of the rapid decline in the value of these securities after these tragic events, it has made little economic sense to us at this time to liquidate them. In the meantime, these bonds have continued to pay what we view as competitive levels of current, tax-exempt income.

What is the fund's current strategy?

The fund has remained fully invested in California tax-exempt bonds while we and other investors wait for issuance of $2 billion of revenue anticipation notes and nearly $12 billion of water-resource bonds designed to reimburse the state treasury for last year's energy-related outlays. These bonds are expected during the fourth quarter of 2002. Meanwhile, we have continued to maintain a cautious posture, focusing on income and credit quality in an uncertain economic and market environment.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURNS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS


  Market Price per share September 30, 2002      $ 8.31

  Shares Outstanding September 30, 2002       4,572,972

  American Stock Exchange Ticker Symbol             DCG

MARKET PRICE (AMERICAN STOCK EXCHANGE)

                          Fiscal Year Ended September 30, 2002
            -----------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 2001            MARCH 31, 2002            JUNE 30, 2002            SEPTEMBER 30, 2002
                    -----------------------------------------------------------------------------------------------------------

   High                         $8.82                      $8.71                 $8.42                          $8.59

   Low                           8.21                       8.20                  8.15                           8.22

   Close                         8.45                       8.25                  8.27                           8.31

PERCENTAGE GAIN based on change in Market Price*

   October 21, 1988 (commencement of operations)
     through September 30, 2002                                                                                95.77%

   October 1, 1992 through September 30, 2002                                                                   62.05

   October 1, 1997 through September 30, 2002                                                                    8.28

   October 1, 2001 through September 30, 2002                                                                    5.64

   January 1, 2002 through September 30, 2002                                                                    2.40

   April 1, 2002 through September 30, 2002                                                                      3.49

   July 1, 2002 through September 30, 2002                                                                       1.86

NET ASSET VALUE PER SHARE

  October 21, 1988(commencement of operations)           $9.22

  September 30, 2001                                      9.20

  December 31, 2001                                       8.97

  March 31, 2002                                          8.93

  June 30, 2002                                           9.01

  September 30, 2002                                      9.08

PERCENTAGE GAIN based on change in Net Asset Value*

   October 21, 1988 (commencement of operations)
     through September 30, 2002                                                                               132.02%

   October 1, 1992 through September 30, 2002                                                                   76.60

   October 1, 1997 through September 30, 2002                                                                   24.89

   October 1, 2001 through September 30, 2002                                                                    4.14

   January 1, 2002 through September 30, 2002                                                                    5.40

   April 1, 2002 through September 30, 2002                                                                      4.46

   July 1, 2002 through September 30, 2002                                                                       2.15

*  WITH DIVIDENDS REINVESTED.



STATEMENT OF INVESTMENTS

September 30, 2002

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--93.5%                                                        Amount ($)                 Value ($)
--------------------------------------------------------------------------------

CALIFORNIA--80.5%

Abag Financial Authority For Nonprofit Corps.:

   Revenue (Sansum-Santa Barbara) 5.50%, 4/1/2021                                             2,000,000                2,147,660

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                               815,000                  846,304

Bakersfield Central District Development Agency,

  Tax Allocation Revenue

  (Downtown Bakersfield Redevelopment)

   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,046,080

California 9.037%, 12/1/2018                                                                    375,000  (b,c)           399,424

California Health Facilities Financing Authority, Revenue:

  Health Facilities Financing

      (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                         1,000,000                1,101,630

   (Sutter Health) 6.25%, 8/15/2035                                                             750,000                  838,545

California Pollution Control Finance Authority:

   PCR 9.699%, 6/1/2014                                                                       1,000,000  (b,c)         1,460,620

   SWDR:

      (Browning Ferris Industries):

         5.80%, 12/1/2016                                                                     2,000,000                1,859,180

         6.75%, 9/1/2019                                                                        600,000                  591,636

      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027                                  1,000,000                  999,560

California Public Works Board, LR

  (Various University of California Projects)

   6.60%, 12/1/2022 (Prerefunded 12/1/2002)                                                     800,000  (a)             823,032

California Statewide Communities Development Authority:

   COP (Catholic Healthcare West) 6.50%, 7/1/2020                                               500,000                  540,195

   Special Facilities, LR (United Airlines) 5.70%, 10/1/2033                                  2,000,000                  400,060

Capistrano Unified School District, Special Tax

  (Community Facilities District Number 98-2-Ladera)

   5.75%, 9/1/2029                                                                            1,000,000                1,023,400

Central California Joint Powers Health Financing Authority,
   COP (Community Hospitals of Central California)
   6%, 2/1/2030                                                                               1,000,000                1,042,320

Emeryville Public Financing Authority, Revenue

  (Shellmound Park Redevelopment Project)

   6.80%, 5/1/2014 (Prerefunded 5/1/2004)                                                       500,000  (a)             552,695

Escondido Improvement Bond, Act of 1915

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            440,000                  449,935

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   5.75%, 1/15/2040                                                                             500,000                  518,710

Long Beach Special Tax Community Facilities District
   Number 5 (Towne Center) 6.875%, 10/1/2025                                                    500,000                  531,670

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                  Value ($)
--------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Palmdale Civic Authority, Revenue

  (Merged Redevelopment Project Areas):

      6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                    590,000  (a)             660,322

      6.60%, 9/1/2034                                                                           410,000                  434,514

Redwood Empire Financing Authority, COP
   6.40%, 12/1/2023                                                                           2,750,000                2,877,353

Sacramento County, Community Facilities District Number 1,

  Special Tax

   5.70%, 12/1/2020                                                                             750,000                  763,568

Sacramento City Financing Authority, Revenue

   9.219%, 12/1/2014                                                                            570,000  (b)             758,168

Sacramento County Housing Authority, MFHR

   (Cottage Estate Apartments) 6%, 2/1/2033                                                   1,000,000                1,078,480

Sacramento Municipal Utility District,

   Electric Revenue 9.895%, 11/15/2015 (Insured; MBIA)                                        1,000,000  (b,c)         1,099,350

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                1,031,830

   (Burnham Institute) 6.25%, 9/1/9029                                                        1,000,000                1,058,070

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   6.75%, 1/1/2032 (Prerefunded 1/1/2003)                                                     1,000,000  (a)           1,033,490

Santa Cruz County Public Financing Authority,

  Tax Allocation Revenue

   6.20%, 9/1/2023                                                                            2,000,000                2,070,960

Torrance Redevelopment Agency, Tax Allocation Revenue

   5.625%, 9/1/2028                                                                             500,000                  506,025

Turlock Health Facility, COP (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,526,600

Valley Health System, HR (Improvement Project)

   6.50%, 5/15/2025                                                                             500,000                  385,880

U.S. RELATED--13.0%

Commonwealth of Puerto Rico Highway and Transportation

   Authority, Transportation Revenue 8.22%, 7/1/2038                                          1,000,000  (b,c)         1,071,200

Commonwealth of Puerto Rico

  Infrastructure Financing Authority,

   Special Tax Revenue 8.115%, 7/1/2015                                                       1,000,000  (b,c)         1,147,910

Guam Power Authority, Revenue 6.75%, 10/1/2024

   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,123,680

Virgin Islands Public Finance Authority, Revenue,

   Subordinated Lien-Fund Loan Notes 6%, 10/1/2022                                            2,000,000                2,042,640

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $38,079,228)                                                                                                 38,842,696


                                                                                               Principal

SHORT-TERM MUNICIPAL INVESTMENTS--4.6%                                                        Amount ($)                 Value ($)
--------------------------------------------------------------------------------

California Health Facilities Financing Authority, HR, VRDN

   (Adventist) 1.90% (Insured; MBIA)                                                          1,000,000  (d)           1,000,000

Irvine Improvement Bond Act 1915, Limited Obligation, VRDN

   (Assessment District No. 93-14)
   1.80% (LOC; Bank of America, N.A.)                                                           800,000  (d)             800,000

Metropolitan Water District, Southern California Waterworks,

   Revenue, VRDN 1.80%                                                                          100,000  (d)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $1,900,000)                                                                                                   1,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $39,979,228)                                                              98.1%               40,742,696

CASH AND RECEIVABLES (NET)                                                                         1.9%                  798,941

NET ASSETS                                                                                       100.0%               41,541,637

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

COP                 Certificate of Participation             MFHR                Multi-Family Housing

HR                  Hospital Revenue                                                 Revenue

LOC                 Letter of Credit                         PCR                 Pollution Control Revenue

LR                  Lease Revenue                            SWDR                Solid Waste Disposal Revenue

MBIA                Municipal Bond Investors Assurance       VRDN                Variable Rate Demand Notes
                        Insurance Corporation


Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              24.5

A                                A                               A                                                19.9

BBB                              Baa                             BBB                                              28.4

BB                               Ba                              BB                                                8.5

CCC                              Caa                             CCC                                               1.0

F1                               MIG1/P1                         SP1/A1                                            4.7

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    13.0

                                                                                                                 100.0


a    BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

b    INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

c SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2002, THESE SECURITIES AMOUNTED TO $5,178,504 OR 12.5% OF NET ASSETS.

d SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

e SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  39,979,228  40,742,696

Cash                                                                     95,396

Interest receivable                                                     780,923

Prepaid expenses                                                          1,617

                                                                     41,620,632
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            29,919

Accrued expenses                                                         49,076

                                                                         78,995
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,541,637
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,328,551

Accumulated undistributed investment income--net                        254,533

Accumulated net realized gain (loss) on investments                  (1,804,915)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                        763,468
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       41,541,637
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,572,972

NET ASSET VALUE per share ($)                                              9.08

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,612,154

EXPENSES:

Management fee--Note 3(a)                                              288,709

Shareholder servicing costs--Note 3(b)                                  25,329

Shareholders' reports                                                   25,081

Auditing fees                                                           23,497

Legal fees                                                              18,164

Registration fees                                                        6,461

Custodian fees--Note 3(b)                                                3,216

Directors' fees and expenses--Note 3(c)                                  2,511

Miscellaneous                                                           11,457

TOTAL EXPENSES                                                         404,425

INVESTMENT INCOME--NET                                               2,207,729
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 65,428

Net unrealized appreciation (depreciation) on investments             (715,270)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (649,842)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,557,887

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------

                                                     2002              2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,207,729         2,227,437

Net realized gain (loss) on investments            65,428            (9,758)

Net unrealized appreciation (depreciation)
   on investments                                (715,270)        1,374,872

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,557,887         3,592,551
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,085,275)         (2,140,151)

TOTAL INCREASE (DECREASE) IN NET ASSETS         (527,388)          1,452,400
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            42,069,025         40,616,625

END OF PERIOD                                  41,541,637         42,069,025

Undistributed investment income--net              254,533            137,983

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                                                      Year Ended September 30,
                                                              ----------------------------------------------------------------------

                                                              2002(a)           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.20           8.88           8.98           9.77          9.71

Investment Operations:

Investment income--net                                            .48(b)         .49            .48            .48           .52

Net realized and unrealized
   gain (loss) on investments                                    (.14)           .30           (.06)          (.71)          .12

Total from Investment Operations                                  .34            .79            .42           (.23)          .64

Distributions:

Dividends from investment income--net                            (.46)          (.47)          (.52)          (.56)         (.58)

Net asset value, end of period                                   9.08           9.20           8.88           8.98          9.77

Market value, end of period                                      8.31           8.30          8 1_4          9 5_8       10 7_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.64           6.31          (8.70)         (2.21)         7.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .98            .95           1.07           1.02          1.00

Ratio of net investment income
   to average net assets                                         5.35           5.36           5.54           5.09          5.34

Portfolio Turnover Rate                                         10.23           4.26          20.44          25.65         19.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          41,542         42,069         40,617         41,031        44,386

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  5.34% TO  5.35%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  CALCULATED BASED ON MARKET VALUE.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's shares trade on the American Stock Exchange under the ticker symbol DCG.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the "Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities  are  primarily  traded  or  at  the last sales price on the national
securities   market   on  the  last  business  day  of  each  week  and  month.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the
market    price)    as    defined   in   the   dividend   reinvestment   plan.

On  September 27, 2002, the Board of Directors declared a cash dividend of $.038
per   share   from  investment  income-net,  payable  on  October  25,  2002  to shareholders of record as of the close of business on October 11, 2002.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $254,533, accumulated capital losses $1,804,915 and unrealized appreciation $791,111.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $274,359 of the carryover expires in fiscal 2004, $1,222,300 expires in fiscal 2005 and $308,256 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: tax exempt income $2,085,275 and $2,140,151.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $27,643, increased accumulated net realized gain (loss) on investments by $449 and increased paid-in capital by $27,194. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. During the period ended September 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $25,329 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $3,216 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $4,059,974 and $5,167,057, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $39,951,585; accordingly, accumulated net unrealized appreciation on investments was $791,111, consisting of $2,730,032 gross unrealized appreciation and $1,938,921 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $21,739 increase in accumulated undistributed investment income-net and a corresponding $21,739 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended September 30, 2002 was to increase net investment income by $5,904 and decrease net unrealized appreciation (depreciation) by $5,904. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus California Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Municipal Income, Inc., including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002, and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Municipal Income, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 7, 2002



ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

                                                             The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Supplemental Information

For the period ended September 30, 2002, there were: (i) no material changes in the fund' s investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund,
(iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund's portfolio.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2002 as "exempt-interest dividends" (not generally subject to regular federal income tax and, for individuals who are California residents, California personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund



PROXY RESULTS (Unaudited)

Shareholders   voted   on   the  following  proposal  presented  at  the  annual
stockholders' meeting held on May 17, 2002 as follows:

                                                                                                          Shares
                                                                                     ----------------------------------------------

                                                                                           For                Authority Withheld
                                                                                     ----------------------------------------------

To elect two Class III Directors: ((+))

   Joseph S. DiMartino                                                               4,111,940                            88,482

   George L. Perry                                                                   4,106,350                            94,072

((+))  THE TERMS OF THESE CLASS III DIRECTORS EXPIRE IN 2005.




BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1988)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 34

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

WHITNEY I. GERARD (67)

BOARD MEMBER (1988)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (1989)

CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    First NIS  Regional  Fund  (ING/Barrings  Management)  and New Russia Fund,
     Chairman

*    Advisory Council to Barrings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Ford Meter Box Corporation, Board Member

*    APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (1989)

CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Brookings Institution, Economist and Senior Fellow

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    State Farm Mutual Automobile Association, Director

*    State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

THE ADDRESS OF EACH BOARD MEMBER IS C/O THE DREYFUS CORPORATION 200 PARK AVENUE, NEW YORK, NEW YORK 10166.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

A. PAUL DISDIER, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 investment companies (comprised of 3 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment company (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry

OFFICERS

President

      Stephen E. Canter
Vice President
      Mark N. Jacobs
Executive Vice President
      Paul Disdier
Secretary
      Michael A. Rosenberg
Assistant Secretaries
      Steven F. Newman
      Robert R. Mullery
Treasurer
      James Windels
Assistant Treasurers
      Gregory S. Gruber
      Kenneth Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier

PORTFOLIO MANAGERS (CONTINUED)

Douglas J. Gaylor
Joseph A. Irace
Colleen A. Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCG

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus California Municipal Income, Inc.

                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2002 Dreyfus Service Corporation                                  426AR0902